SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 16, 2006

MEDARTS MEDICAL SYSTEM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-50814
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

6/F E Yang International Mansion #27
Science & Technology Road
Xi-an Hi-Tech Industry Development Zone
Xi’ an PRC 710075
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86-29-88319908
(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 16, 2006 (the “Effective Date”), pursuant to the terms of a Stock Purchase Agreement, Zhang Jianhua purchased 100,000 shares of issued and outstanding common stock from Medarts Medical System, Inc., a Chinese Corporation. The total of 100,000 shares represents all of the shares of outstanding common stock of Medarts Medical Systems, Inc.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Stock Purchase Agreement, Medarts Medical System, Inc. sold a total of 100,000 shares of the Company’s issued and outstanding common stock to Zhang Jianhua. The total of 100,000 shares represents all of the Company’s outstanding common stock. As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following changes to the Company’s directors and officers have occurred:

O	As of November 16, 2006, Wang Jun resigned as the Company’s President, Chief Executive Officer, Chief Technology Officer and Secretary; Zhou Peiyu resigned as the Company’s Chief Financial Officer.
O	As of November 16, 2006, Zhang Jianhua was appointed as the Company’s President, Chief Executive Officer, Chief Financial Officer and Member of the Board of Directors.

In addition, pursuant to the Agreement the Company will be filing a certificate of amendment in the State of Delaware changing the name of the Company to China Finance Holdings Incorporated

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Wang Jun and Zhou Peiyu resigned as members of the board of directors of the Company as of November 16, 2006. These resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Wang Jun resigned as the Company’s President, Chief Executive Officer, and Member of the Board of Directors, effective November 16, 2006. Zhou Peiyu resigned as the Company’s Chief Financial Officer and Member of the Board of Directors, effective November 16, 2006.

Zhang Jianhua was appointed as the Company’s President, Chief Executive Officer and Member of the Board of Directors as of November 16, 2006. Mr. Zhang was previously the founder and president of Dongyuan Investment Consulting, Inc. Mr. Zhang studied economics at Shandong University in China. He has published many papers on the innovation of finance in the Third China International Finance Forum and several annual financial summit meetings, and he has earned national recognition for his enterprise and innovation in the science and technology field.

No transactions occurred in the last two years other than the aforementioned to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits.
	2.1	Stock Purchase Agreement dated as of November 16, 2006 between Medarts Medical System, Inc and Zhang Jianhua

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDARTS MEDICAL SYSTEMS, INC.

By:	/s/ Zhang Jianhua
Zhang Jianhua, President

Dated: December 5, 2006